UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

LL FLOORING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33767	27-1310817
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4901 Bakers Mill Lane, Richmond, Virginia 23230

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

2024 Annual Meeting of Stockholders

LL Flooring Holdings, Inc. (the “Company”) currently plans to hold its 2024 Annual Meeting of Stockholders on July 10, 2024 (the “2024 Annual Meeting”). Stockholders of record at the close of business on May 21, 2024 will be entitled to vote at the 2024 Annual Meeting. The time and location of the 2024 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission.

Deadline for Rule 14a-8 Stockholder Proposals

Because the scheduled date of the 2024 Annual Meeting is more than thirty days after the anniversary of the Company’s 2023 Annual Meeting of Stockholders, prior disclosed deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the 2024 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2024 Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting, such proposal must be received by the Company by May 4, 2024. The Company has determined that May 4, 2024 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company no later than May 4, 2024. The public announcement of an adjournment or postponement of the date of the 2024 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Advance Notice for Director Nominations and Other Stockholder Business

In accordance with the advance notice procedures set forth in Section 17 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), if a stockholder wishes to bring business before the 2024 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director at the 2024 Annual Meeting, such proposal must be delivered to the Company’s Secretary at the Company’s principal executive offices prior to the close of business on May 4, 2024. Any such proposal must contain the information specified in, and otherwise comply with, the Bylaws. Any such proposal must be delivered to: LL Flooring Holdings, Inc., Attn: Secretary, 4901 Bakers Mill Lane, Richmond, Virginia 23230.

Universal Proxy

In addition to satisfying the procedures set forth in the Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than May 13, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LL FLOORING HOLDINGS, INC.

Date: April 23, 2024

	By:	/s/ Alice G. Givens
Alice G. Givens
Chief Legal, Ethics and Compliance Officer and Corporate Secretary

Important Additional Information and Where to Find It

LL Flooring Holdings, Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Prior to the 2024 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website https://investors.llflooring.com/overview/default.aspx or by contacting Saratoga by phone at (888) 368-0379 or (212) 257-1311 or by email at info@saratogaproxy.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom own in excess of one percent (1%) of the Company’s shares (other than Charles E. Tyson), and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders

(the “2023 Proxy Statement”), filed with the SEC on April 3, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Media Contact:

Leigh Parrish or Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

Tel: 212-355-4449

Investors Relations Contact:

Bruce Williams

ir@llflooring.com

Tel: 804-420-9801

Saratoga Proxy Consulting LLC:

John Ferguson

info@saratogaproxy.com

Tel: 212-257-1311